UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2006

ACADIA PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50768	06–1376651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3911 SORRENTO VALLEY BOULEVARD SAN DIEGO, CALIFORNIA	92121
(Address of principal executive offices)	(Zip Code)

(858) 558–2871

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On April 27, 2006, ACADIA Pharmaceuticals Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC and Lehman Brothers Inc., as representatives of the several underwriters (the “Underwriters”), relating to the sale to the Underwriters of 4,947,229 shares (the “Offering Shares”) of the Company’s common stock, par value $0.0001 per share, and the granting of an option to purchase up to 742,084 additional shares of the Company’s common stock to the Underwriters. The offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-131079) filed with the Securities and Exchange Commission (the “Commission”) on January 18, 2006 and a related registration statement on Form S-3 (Registration No. 333-133484) filed with the Commission as of April 21, 2006 pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

Certain of the Underwriters and their respective affiliates have, from time to time, performed and may in the future perform various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 8.01	Other Events

The Company’s press release announcing the pricing of the public offering described in Item 1.01 is filed as Exhibit 99.1 to this Report and is incorporated by reference herein.

The Company is filing, as Exhibit 99.2 hereto, the Employment Offer Letter, dated as of November 4, 2004, for Brian Lundstrom, Senior Vice President, Business Development, who was first disclosed as a named executive officer in the Company’s proxy statement for its 2006 annual meeting of stockholders, which was filed as of April 24, 2006 with the Commission.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 27, 2006, by and between ACADIA Pharmaceuticals Inc. and Banc of America Securities LLC and Lehman Brothers Inc., as representatives of the several underwriters.
99.1	Press Release, dated April 28, 2006.
99.2	Employment Offer Letter for Brian Lundstrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

Date: April 28, 2006	By:	/s/ Thomas H. Aasen
Thomas H. Aasen Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 27, 2006, by and between ACADIA Pharmaceuticals Inc. and Banc of America Securities LLC and Lehman Brothers Inc., as representatives of the several underwriters.
99.1	Press Release, dated April 27, 2006.
99.2	Employment Offer Letter for Brian Lundstrom.